PEOPLES BANCORP INC. - P.O. BOX 738 - MARIETTA, OH 45750
                                                          www.peoplesbancorp.com


NEWS RELEASE

FOR IMMEDIATE RELEASE                   Contact:  Jack Conlon
---------------------                             Chief Financial Officer
March 13, 2003                                    (740) 373-3155


           PEOPLES BANCORP INC. AUTHORIZES REPURCHASE OF COMMON STOCK
        -----------------------------------------------------------------
 Peoples also to hold conference call tomorrow to discuss 2003 earnings outlook


         MARIETTA, Ohio - The Board of Directors of Peoples Bancorp Inc. (Nasdaq: PEBO) today adopted a resolution authorizing the repurchase of up to 300,000 (or approximately 3% of Peoples' outstanding common shares) from time to time in open market or privately negotiated transactions. The repurchases will be used for projected stock option exercises granted under Peoples' stock option plans, projected purchases of common shares for Peoples' deferred compensation plans, a portion of the consideration to be paid in common shares of Peoples for the Kentucky Bancshares Incorporated acquisition, and other general corporate purposes.
         The timing of the purchases and the actual number of common shares purchased will depend on market conditions and limitations imposed by applicable federal securities laws. The stock repurchase plan is effective immediately and will expire December 31, 2003.
         Peoples also announced it will hold a conference call to discuss its recent release regarding first quarter and 2003 earnings. The conference call will be held Friday, March 14, 2003, at 9:00 a.m. eastern standard time, with members of Peoples' executive management participating. The conference call, consisting of brief opening remarks followed by a question and answer period, is open to the public; however, management asks that questions be limited to investors, investment analysts, and interested members of the media. To participate in the call, please dial (877) 735-0939 approximately five minutes before the scheduled start of the conference call. A complete transcript of the conference call will be placed on peoplesbancorp.com, in the "Investor Relations" section under "Conference Call Transcripts."

Peoples Bancorp has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 and other documents regarding the proposed business combination transaction referenced in this news release. This news release does not constitute an offer to sell or the solicitation of an offer to buy securities of Peoples Bancorp. Kentucky Bancshares shareholders are urged to read the Registration Statement, when it becomes available, because it will contain important information. A definitive proxy statement/prospectus will be sent to stockholders of Kentucky Bancshares seeking their approval of the proposed transaction. Shareholders of Kentucky Bancshares may obtain a free copy of the Registration Statement and proxy statement/prospectus (when it is available) and other documents filed by Peoples Bancorp with the Commission at the Commission's web site at www.sec.gov (this uniform resource locator, or URL, is an inactive textual reference only). The proxy statement/prospectus and these other documents may also be obtained without charge by Kentucky Bancshares shareholders by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.

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         Peoples Bancorp Inc., a diversified financial products and services company with $1.6 billion in assets, makes available a complete line of banking, investment, insurance, and trust solutions through Peoples Bank's 45 offices and 30 ATMs in Ohio, West Virginia, and Kentucky. Peoples' common shares are traded on the NASDAQ national market under the symbol "PEBO" and Peoples is a member of the Russell 3000 index of US publicly traded companies. Learn more about Peoples and its on online banking capabilities at www.peoplesbancorp.com.

                                 END OF RELEASE